UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2018

Endocyte, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Kent Avenue, Suite A1-100, West Lafayette, Indiana	47906
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   765-463-7175

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01                                  Other Events.

As previously disclosed, in connection with the proposed merger involving Endocyte, Inc. (“Endocyte”) and Novartis AG (“Novartis”), on October 31, 2018, Endocyte and Novartis filed their Premerger Notification and Report Forms (the “Filing”) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission. At 11:59 p.m., Eastern time, on November 30, 2018, the waiting period with respect to the Filing under the HSR Act expired. The expiration of the waiting period under the HSR Act satisfies a condition to the closing of the proposed merger. The closing of the proposed merger remains subject to other customary closing conditions, including the approval of Endocyte’s stockholders and the receipt of certain other required regulatory approvals.

Additional Information and Where to Find It

In connection with the proposed merger, Endocyte has filed and intends to file relevant materials with the Securities and Exchange Commission (the “SEC”). On November 16, 2018, Endocyte filed a definitive proxy statement with the SEC and began mailing definitive proxy materials to each stockholder entitled to vote at the special meeting relating to the proposed merger. This communication is not a substitute for the proxy statement or any other document that Endocyte has filed with the SEC or has sent to its stockholders in connection with the proposed merger. Stockholders are urged to carefully read the proxy statement and any other proxy materials in their entirety (including any amendments or supplements thereto) and any other relevant documents that Endocyte will file with the SEC when they become available because they will contain important information. The proxy statement and other relevant materials (when available), and any and all documents filed by Endocyte with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Endocyte in the “Investors & News” section of its website at www.endocyte.com, or copies may be obtained, without charge, by directing a request to Corporate Secretary, Endocyte, Inc., 8910 Purdue Road, Suite 250, Indianapolis, Indiana 46268 or by calling (765) 463-7175.

Participants in the Solicitation

Endocyte and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Endocyte’s stockholders with respect to the proposed merger. Information regarding such individuals is set forth in Endocyte’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 27, 2018, and its definitive proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 23, 2018. Additional information regarding the interests of such individuals in the proposed merger is included in Endocyte’s definitive proxy statement relating to the proposed merger filed with the SEC on November 16, 2018. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Endocyte’s website at www.endocyte.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endocyte, Inc.

December 3, 2018	By:	/s/ Michael A. Sherman
Name: Michael A. Sherman
Title: President and Chief Executive Officer